Energy Efficiency Reimagined NASDAQ: TGEN Third Quarter 2019 Earnings Review November 12, 2019

Participants Benjamin Locke Chief Executive Officer President & Chief Operating Robert Panora Officer Bonnie Brown Chief Accounting Officer 2

Safe Harbor Statement This presentation and accompanying documents contain “forward-looking statements” which may describe strategies, goals, outlooks or other non- historical matters, or projected revenues, income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. In addition to GAAP financial measures, this presentation includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. 3

Earnings Call Agenda Benjamin Locke Tecogen Overview Q3 ‘19 Financial Overview Strategic Achievements Bonnie Brown Financial Review Robert Panora Ultera Emissions Update Benjamin Locke Closing comments Q&A 4

Advanced Modular Cogeneration Systems Heat, Power, and/or Cooling that is: Cheaper Industry leading efficiency and reduced exposure to expensive electricity Cleaner Proprietary near-zero emissions technology, GHG reductions More reliable Real-time monitoring, blackout protection, and improved grid resiliency All of Tecogen’s equipment is powered by efficient natural gas equipped with Tecogen’s patented Ultera Emission Control 5

Q3 2019 Financial Results

- 3Q'19 revenues of $8.7 million compared to $7.9 million in 3Q'18
- 3Q'19 Net loss of $586K compared to $603K for 3Q '18
- 3Q'19 Overall gross margin of 33% compared to 36% in 3Q'18
- Gross profit remained relatively constant at $2.8 million for both 3Q'19 and '18
- Adjusted EBITDA*of negative $422K for 3Q'19 compared to negative $259K for 3Q'18
- Working capital of $15 million compared to $13 million at year end 2018


T4Q - Revenue/Gross Profit
$ in Millions
$40
$35
$30
$25
$20
$15
$10
$5
$0
2014 Q1
2014 Q2
2014 Q3
2014 Q4
2015 Q1
2015 Q2
2015 Q3
2015 Q4
2016 Q1
2016 Q2
2016 Q3
2016 Q4
2017 Q1
2017 Q2
2017 Q3
2017 Q4
2018 Q1
2018 Q2
2018 Q3
2018 Q4
2019 Q1
2019 Q2
2019 Q3
Revenue
Gross Profit


Adjusted EBITDA*
T4Q Total (solid line) & Average (dotted line) - $Thousands
Thousands
$2,000
$1,000
$0
-$1,000
-$2,000
-$3,000
-$4,000
2014 Q1
2014 Q2
2014 Q3
2014 Q4
2015 Q1
2015 Q2
2015 Q3
2015 Q4
2016 Q1
2016 Q2
2016 Q3
2016 Q4
2017 Q1
2017 Q2
2017 Q3
2017 Q4
2018 Q1
2018 Q2
2018 Q3
2018 Q4
2019 Q1
2019 Q2
2019 Q3
Total TTM
Average TTM

* Adjusted EBITDA is defined as net income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, stock-based compensation expense, goodwill impairment and one-time merger related expenses.

6

Q3 2019 Revenues of $8.7MM $ in thousands 3Q'19 3Q'18 YoY Change % Chg Increased revenues of Revenue Products $ 3,790 $ 2,765 $ 1,025 9.2%, led by growth in Service 4,249 3,714 535 Energy Production 632 1,460 (828) chiller sales of 94%, Total Revenue 8,671 7,939 732 9.2% Gross Profit year over year Products 1,275 1,070 205 Service 1,219 1,197 22 Gross profit $2.8MM for Energy Production 338 617 (279) Total Gross Profit 2,831 2,883 (52) -1.8% both 3Q’19 and ’18 Gross Margin: % Products 34% 39% -5% Overall decline in Service 29% 32% -4% Energy Production 53% 42% 11% operating expenses as Total Gross Margin 33% 36% -4% -3.7% Operating Expenses we work to thoughtfully General & administrative 2,334 2,583 (249) Selling 670 582 88 reduce overhead Research and development 366 281 85 Total operating expenses 3,369 3,445 -76 -2.2% Continue to invest in Net income (loss) $ (586) $ (603) $ 17 2.8% Adjusted EBITDA (see reconciliation) $ (422) $ (259) $ (163) sales and R&D 7

Product and Installation Backlog Customer Segment 8.3% Indoor Growing 6.5% Office Building 8.1% Recreation 61.7% 8.3% Multi-Unit Health Care Residential 1.1% Education 4.1% Industrial & Manufacturing Current Backlog of $ 22.6 million Product backlog: $14.6 mm, Install backlog $8.0 mm 8

Strategic Achievements Adjusted product Reduced lower Forklift Emissions Growth in core mix to emphasize margin installation program with business chiller sales services Cat/Mitsubishi expected in 2020 Less competition, Focus on higher Potential for fleet Product sales and Well defined margin products and forklift conversion to new service center in channels to market accessories Ultera emissions new geography Tecogen positioned for growth in core business while building value of Ultera emissions technology 9

Q3 2019 Financial Metrics: Revenues, Margins and Profitability Quarter Ended September 30, YoY % of Total $ in thousands 2019 2018 Growth Rev Revenue Overall revenue increase of 9.2% to Cogeneration $ 1,656 $ 1,664 0% 19% Chiller 2,135 1,101 94% 25% $8.7 million, year over year Total Product Revenue 3,790 2,765 37% 44% Service Contracts and Parts 2,454 2,066 19% 28% Increase in product revenues of 37%, Installation Services 1,795 1,648 9% 21% Total Service Revenue 4,249 3,714 14% 49% with growth in chiller sales of 94% Energy Production 632 1,460 -57% 7% Total Revenue $ 8,671 $ 7,939 9% 100% Maintained YTD positive adjusted Cost of Sales Products $ 2,516 $ 1,695 48% EBITDA of $51K Services 3,030 2,517 20% Energy Production 294 843 -65% G&A expense decreased while Total Cost of Sales $ 5,839 $ 5,056 16% increasing investment in sales and Gross Profit $ 2,831 $ 2,883 -2% 33% R&D activities Net loss attributable to Tecogen Inc. $ (586) $ (603) Strong backlog of $29 million at Gross Margin Products 34% 39% quarter end and $23 million currently Services 29% 32% Aggregate Products and Services 31% 35% Energy Production 53% 42% Overall 33% 36% 10

Adjusted EBITDA* Reconciliation Q3 2019 and 2018 Comparative Net loss to Year To Date, September 30, Non-GAAP financial disclosure 2019 2018 Adjusted EBITDA* Reconciliation Net Income (loss) attributable to Tecogen Inc. $ (4,223,455) $ (1,336,628) Interest expense, net 62,757 48,269 EBITDA: Interest, taxes, depreciation & Depreciation & amortization, net 362,848 586,188 amortization Income tax expense 15,667 42,679 EBITDA (3,782,183) (659,492) Non-cash adjustments Stock based compensation 120,604 133,808 Stock based compensation Unrealized loss on investment securities 19,680 59,042 Merger related expenses - 181,935 Unrealized loss on investment securities Goodwill impairment 3,693,198 - Goodwill impairment Adjusted EBITDA* $ 51,299 $ (284,707) Non-recurring expenses Quarter Ended, September 30, Non-GAAP financial disclosure 2019 2018 Merger related expenses finalized in 2018 Net Income (loss) attributable to Tecogen Inc. $ (586,249) $ (603,037) Interest expense, net 18,324 9,531 Maintaining positive adjusted Depreciation & amortization, net 95,616 199,938 EBITDA* on a YTD basis Income tax expense 7,881 3,815 EBITDA (464,428) (389,753) Stock based compensation 42,671 55,330 *Adjusted EBITDA is defined as net income (loss) attributable to Tecogen Merger related expenses - 75,768 Inc, adjusted for interest, depreciation and amortization, stock-based Adjusted EBITDA* $ (421,757) $ (258,655) compensation expense, goodwill impairment and merger related expenses. 11

Emissions Technology Update – MCFA Forklift Completed collaborative effort to optimize Typical Test Results for NOx Compared to engine tuning for Ultera Standard Factory Emissions System Participants Engineers from MCFA and engine supplier (Mitsubishi affiliate) Tecogen development team Test basis Driving course with multiple heavy lifts Highly successful outcome NOx nearly eliminated (see chart) Consistently reproduced in multiple tests Highly confident engine would easily meet “Near-Zero” certification requirement Awaiting formal review with MCFA and discussion of next steps 12

Emissions Technology Update (2) SoCal Water district pump project for upsized Ultera System Completed detailed design of system (Phase 1) of contract Design submitted and approved by district Specified to adapt to 800 horsepower Caterpillar natural gas engines Anticipate order for two systems early in 2020 New water district inquiry Management expressed reluctance to electrify their gas engine pumps Ultera recommended by internal staff familiar with Ultera systems used elsewhere We are encouraged by positive employee reviews and attitudes regarding engines Advantages of low cost and ability to operate in outages Ultera Automotive Catalyst Development Focus is alternative catalyst for added NOx removal Test results not received yet but MCFA tuning success decreases need for additional NOx removal 13

Market Outlook

- Strong focus on resiliency
  - California situation creates compelling opportunity
  - Increased interest in systems that reduce dependence on grid but not subject to punitive cogeneration tariffs
  - Opportunity for all of Tecogen products, including Ultera retrofits to standby generators
  - New sales channels via Reps, Sales Agents in California
- Continue to grow chiller business segment
  - Additional Tecofrost sales expected in 2020 on East Coast and West Coast
  - Expanding our sales and marketing relationship with Vilter/Emerson
- New service expansion opportunity in North America
  - Large 3+ MW InVerde order expected in Q4 with shipments starting in Q1 '20.
  - Would result in 11th North American service center
  - Additional sales expected in 2020 not currently in backlog



PG&E cut power for hundreds of thousands in Northern California

High winds, high fire danger lead to shutdown

By Christina Maxouris, Jason Hanna and Theresa Waldrop, CNN

Posted: 3:22 AM, October 09, 2019
Updated: 2:34 AM, October 10, 2019



California counties hit by power shutoff
Sacramento
San Francisco
CALIFORNIA
Santa Barbara
Total people affected (estimated)
1-100
100-1,000
1,000-10,000
10,000-50,000
50,000+
Source: PG&E, 9 October, 01:40am local time (08:00GMT)
BBC



PG&E Public Safety Power Shutoff Alert



Ultera *

Application Note

Tecogen

May 22, 2019

Application of Ultera Emissions System to Fire Hazard Mitigation

Tecogen Inc. has retrofitted a group of natural gas engine generators in Los Angeles County with the company's Ultera emissions control system, allowing the owner to obtain a permit for continuous operation of its electrical generators (in excess of the 200 annual hours exception

14

*Available upon request

Closing Comments Tecogen Value Drivers: Use abundant and inexpensive gas efficiently and cleanly to meet energy and resiliency needs of large facilities Differentiate Tecogen products and factory service capabilities in key growth markets and geographies Maximize margin and profitability of core business while maintaining key R&D projects Demonstrate Ultera emissions technology as a commercially viable cost-effective means for obtaining near-zero emissions from any gas engine system. 15

Q&A Company Information Tecogen Inc. 45 First Ave Waltham, MA 02451 www.Tecogen.com Contact information Benjamin Locke, CEO 781.466.6402 Benjamin.Locke@Tecogen.com 16